UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04547

Exact name of registrant as specified in charter:	Voyageur Mutual Funds III

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Select Growth Fund

January 31, 2011

	Number of
	Shares	Value
Common Stock – 97.34%²
Consumer Discretionary – 23.45%
†Apollo Group Class A	451,800	$18,645,786
*†Ctrip.com International ADR	196,200	8,075,592
†DineEquity	56,600	2,919,428
Intertek Group	87,900	2,442,774
†Interval Leisure Group	252,300	3,953,541
*†ITT Educational Services	163,700	10,778,008
*Lowe's	322,100	7,988,080
LVMH Moet Hennessy Louis Vuitton	19,063	2,974,751
NIKE Class B	34,550	2,849,684
†priceline.com	44,680	19,146,274
*Ritchie Bros Auctioneers	135,900	3,387,987
*Staples	87,800	1,958,818
*Strayer Education	119,850	14,382,000
*Weight Watchers International	185,600	7,201,280
		106,704,003
Consumer Staples – 4.22%
*†Peet's Coffee & Tea	377,800	14,416,848
*Whole Foods Market	92,600	4,788,346
		19,205,194
Energy – 4.54%
*Core Laboratories	78,795	7,190,832
*Energy Transfer Equity	45,000	1,750,050
EOG Resources	109,950	11,697,580
		20,638,462
Financial Services – 15.36%
†Affiliated Managers Group	47,900	4,877,657
Bank of New York Mellon	56,906	1,777,174
BM&F Bovespa	355,100	2,480,909
†CB Richard Ellis Group Class A	130,600	2,898,014
CME Group	26,950	8,315,692
Heartland Payment Systems	247,700	3,913,660
†IntercontinentalExchange	116,225	14,003,950
MasterCard Class A	82,300	19,464,773
†MSCI Class A	135,100	4,624,473
optionsXpress Holdings	69,600	1,034,256
Visa Class A	93,300	6,517,005
		69,907,563
Healthcare – 14.20%
*†ABIOMED	141,300	1,384,740
*Allergan	192,050	13,560,651
†athenahealth	100,600	4,319,764
†Gilead Sciences	161,200	6,186,856
†Medco Health Solutions	268,250	16,368,614
Novo Nordisk ADR	73,200	8,281,116
*Perrigo	199,158	14,486,753
		64,588,494
Materials & Processing – 3.79%
*BHP Billiton ADR	18,750	1,669,313
Freeport-McMoRan Copper & Gold	32,900	3,577,875
Monsanto	9,400	689,772

*Newmont Mining	65,200	3,590,564
Syngenta ADR	119,200	7,703,896
		17,231,420
Producer Durables – 1.93%
Caterpillar	28,100	2,725,981
Expeditors International Washington	66,200	3,354,354
Nalco Holding	89,300	2,720,078
		8,800,413
Technology – 28.83%
*†Adobe Systems	282,700	9,343,235
†Apple	120,150	40,769,298
†Crown Castle International	279,300	11,778,081
*FLIR Systems	61,800	1,918,272
†Google Class A	8,775	5,268,159
†Intuit	152,100	7,138,053
†Polycom	447,300	19,614,105
*QUALCOMM	221,600	11,995,208
†SBA Communications Class A	147,500	6,018,000
†Teradata	132,250	5,685,428
*†VeriFone Systems	136,082	5,435,115
VeriSign	185,100	6,228,615
		131,191,569
Utilities – 1.02%
*†j2 Global Communications	168,600	4,653,360
		4,653,360
Total Common Stock (cost $346,559,733)		442,920,478

Preferred Stock – 2.20%
=†MiaSole Series F	2,310,286	10,000,073
Total Preferred Stock (cost $10,000,073)		10,000,073

	Principal
	Amount
≠Discount Note – 0.88%
Federal Home Loan Bank 0.10% 2/1/11	$4,022,011	4,022,011
Total Discount Note (cost $4,022,011)		4,022,011

Total Value of Securities Before Securities Lending Collateral – 100.42%
(cost $360,581,817)		456,942,562

	Number of
	Shares
Securities Lending Collateral** – 11.11%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	1,135,654	1,091,931
Delaware Investments Collateral Fund No.1	49,439,300	49,439,300
@†Mellon GSL Reinvestment Trust II	1,489,816	0
Total Securities Lending Collateral (cost $52,064,770)		50,531,231

Total Value of Securities – 111.53%
(cost $412,646,587)		507,473,793 ©
Obligation to Return Securities Lending Collateral** – (11.44%)		(52,064,770)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.09%)		(386,056)
Net Assets Applicable to 14,118,477 Shares Outstanding – 100.00%		$455,022,967

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
*Fully or partially on loan.

=Security is being fair valued in accordance with the Fund’s fair valuation policy. At January 31, 2011, the aggregate amount of fair valued securities was $10,000,073, which represented 2.20% of the Fund’s net assets. See Note 1 in “Notes.”
≠The rate shown is the effective yield at the time of purchase.
@Illiquid security. At January 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 6 in “Notes.”
©Includes $51,362,721 of securities loaned.
**See Note 5 in “Notes.”

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds III – Delaware Select Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (April 30, 2007 – April 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At January 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$414,643,450
Aggregate unrealized appreciation	$104,600,461
Aggregate unrealized depreciation	(11,770,118)
Net unrealized appreciation	$92,830,343

For federal income tax purposes, at April 30, 2010, capital loss carryforwards of $312,937,048 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $185,917,705 expires in 2011, $18,530,411 expires in 2012, $68,111,595 expires in 2016, $32,537,385 expires in 2017 and $7,839,952 expires in 2018. These amounts include $79,158,433 of capital loss carryforwards from the Fund’s Merger with Delaware Growth Equity Fund on October 22, 2010. See Note 3.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of January 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$437,502,953	$5,417,525	$-	$442,920,478
Preferred Stock			10,000,073	10,000,073
Discount Note	-	4,022,011	-	4,022,011
Securities Lending Collateral	-	50,531,231	-	50,531,231
Total	$437,502,953	$59,970,767	$10,000,073	$507,473,793

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Securities
	Preferred	Lending
	Stock	Collateral	Total
Balance as of 4/30/10	$-	$42,011	$42,011
Purchases	10,000,073	580,728 *	10,580,801
Sales	-	(79,405)	(79,405)
Net change in unrealized
appreciation/depreciation	-	(543,334)	(543,334)
Balance as of 1/31/11	$10,000,073	$-	$10,000,073

Net change in unrealized
appreciation/depreciation
from investments still held
as of 1/31/11	$-	$37,395	$37,395

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's fiscal year ending April 30, 2011 and interim periods therein.

During the period ended January 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

*Securities were received as part of the Fund Merger with Delaware Growth Equity Fund on October 22, 2010. See Note 3.

3. Fund Merger
On October 22, 2010, the Fund acquired all of the assets of the Delaware Growth Equity Fund (Acquired Fund), an open-end investment company, in exchange for the shares of the Fund (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization, shown as in the following table:

	Acquiring	Acquired
	Fund	Fund
	Shares	Shares	Value
Class A	2,723,804	5,262,114	$82,721,925
Class B	716,083	1,320,132	19,198,198
Class C	1,257,835	2,294,132	33,357,785
Class R	80,244	153,925	2,388,873
Institutional Class	108,401	211,333	3,408,127

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of the Acquired Fund as of the close of business on October 22, 2010, were as follows:.

Net assets	$141,074,908
Accumulated net realized loss	(80,224,466)
Net unrealized appreciation	22,458,953

The net assets of the Acquiring Fund before the acquisition were $281,943,240. The net assets of the Acquiring Fund immediately following the acquisition were $423,018,148.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. There were no foreign currency exchange contracts outstanding at January 31, 2011.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2011, the value of the securities on loan was $51,362,721, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2011, the value of invested collateral was $50,531,231. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of January 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to January 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Large Cap Core Fund

January 31, 2011

	Number of
	shares	Value
Common Stock – 100.23%
Basic Materials – 5.16%
Agrium	110	$9,723
Alcoa	960	15,907
Celanese Series A	640	26,553
†Owens-Illinois	730	21,528
Temple-Inland	800	19,192
		92,903
Capital Goods – 11.98%
Caterpillar	250	24,253
Cummins	120	12,706
Deere & Co.	210	19,089
Fluor	330	22,833
General Electric	1,780	35,849
Honeywell International	620	34,726
Lincoln Electric Holdings	130	8,804
Lockheed Martin	140	11,144
United Technologies	570	46,340
		215,744
Communication Services – 2.69%
AT&T	1,080	29,721
Vodafone Group ADR	660	18,718
		48,439
Consumer Discretionary – 3.67%
†Kohl's	310	15,742
Macy's	690	15,974
Nordstrom	450	18,530
Target	290	15,901
		66,147
Consumer Services – 1.88%
†Alaska Air Group	150	8,886
Starbucks	510	16,080
†WMS Industries	210	8,810
		33,776
Consumer Staples – 6.17%
CVS Caremark	980	33,516
Jarden	470	15,933
Kimberly-Clark	210	13,593
Procter & Gamble	760	47,979
		111,021
Energy – 14.94%
Chevron	400	37,972
ConocoPhillips	350	25,011
EOG Resources	80	8,511
EQT	180	8,674
Exxon Mobil	820	66,159
Marathon Oil	390	17,823
National Oilwell Varco	290	21,431
†Newfield Exploration	120	8,780
Noble	230	8,798
Occidental Petroleum	330	31,904
Schlumberger	380	33,816
		268,879
Financials – 13.88%
AFLAC	420	24,184
American Express	260	11,279
Bank of America	1,940	26,636
Bank of New York Mellon	660	20,612
Capital One Financial	390	18,782
Goldman Sachs Group	140	22,907
†IntercontinentalExchange	160	19,278
JPMorgan Chase	800	35,952
Prudential Financial	540	33,215
Wells Fargo	1,140	36,959
		249,804

Healthcare – 11.19%
†Amgen	360	19,829
†Celgene	300	15,459
†Express Scripts Class A	500	28,165
†Gilead Sciences	540	20,725
Merck	990	32,838
Pfizer	2,564	46,716
UnitedHealth Group	920	37,766
		201,498
Media – 5.17%
CBS Class B	720	14,278
Comcast	850	18,224
†Nielsen Holdings	400	10,428
Time Warner Cable	340	23,062
Viacom Class B	650	27,007
		92,999
Technology – 20.05%
†Apple	190	64,472
†Cisco Systems	1,380	29,187
†EMC	1,360	33,850
†Google Class A	90	54,033
Hewlett-Packard	560	25,586
Intel	1,280	27,469
Microsoft	1,930	53,509
†NetApp	370	20,250
†ON Semiconductor	1,780	19,669
QUALCOMM	610	33,019
		361,044
Transportation – 2.70%
Norfolk Southern	500	30,595
Union Pacific	190	17,980
		48,575
Utilities – 0.75%
AGL Resources	370	13,579
		13,579
Total Common Stock (cost $1,492,532)		1,804,408

	Principal
	Amount
≠Discount Note – 0.50%
Federal Home Loan Bank 0.10% 2/1/11	$9,000	9,000
Total Discount Note (cost $9,000)		9,000

Total Value of Securities – 100.73%
(cost $1,501,532)		1,813,408
Liabilities Net of Receivables and Other Assets (See Notes) – (0.73%)		(13,145)
Net Assets Applicable to 219,253 Shares Outstanding – 100.00%		$1,800,263

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds III – Delaware Large Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (April 30, 2007 – April 30, 2010), and has concluded that no position for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2011, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At January 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,510,781
Aggregate unrealized appreciation	$334,808
Aggregate unrealized depreciation	(32,181)
Net unrealized appreciation	$302,627

For federal income tax purposes, at April 30, 2010, capital loss carryforwards of $515,685 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $214,282 expires in 2017 and $301,403 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2011:

	Level 1	Level 2	Total
Common Stock	$1,804,408	$-	$1,804,408
Discount Notes	-	9,000	9,000
Total	$1,804,408	$9,000	$1,813,408

There were no Level 3 investments at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's fiscal year ending April 30, 2011 and interim periods therein.

During the period ended January 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of January 31, 2011.

4. Credit and Market Risk
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of January 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to January 31, 2011, that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: